UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2024

Bright Green Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41395	83-4600841
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1033 George Hanosh Boulevard Grants, NM	87020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 658-1799

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BGXX	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 15, 2024, we held our 2024 Annual Meeting of the shareholders, at which the shareholders voted on the matters disclosed in our Proxy Statement. The total number of shares entitled to vote at the Meeting was 191,166,318 and there were present at the Meeting, in person or by proxy, 104,573,341 shares, which constituted a quorum for the Meeting. The final voting results for the matters submitted to a vote of the shareholders were as follows:

Proposal No. 1 - Election of Directors

Our shareholders elected the persons listed below for a one-year term expiring at our 2025 Annual Meeting or until their respective successors are duly elected and qualified:

	FOR	AGAINST	BROKER NON VOTES
Robert Arnone	86,108,925	4,971,292	13,493,124
Sean Deson	86,108,927	4,971,290	13,493,124
Gurvinder Singh	86,044,761	5,035,456	13,493,124
Lynn Stockwell	90,797,440	332,777	13,493,124
Dean Valore	86,034,967	5,045,250	13,493,124

Proposal No. 2 – Reverse Stock Split Proposal

Our shareholders voted to authorize the Company’s Board, in its discretion but prior to the one-year anniversary of the date on which the proposal is approved by the Company’s stockholders at the Annual Meeting, to amend our amended and restated certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our common stock, par value $0.0001 per share, at a ratio in the range of 1-for-5 to 1-for-50, with such ratio to be determined by the Board.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
101,489,864	2,614,301	469,174	0

Proposal No. 3 – Stock Issuance Proposal

Our shareholders voted to approve the potential issuance of common stock upon the conversion of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Voting Preferred Stock governing the Series A Preferred Stock.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
90,064,069	883,386	132,760	13,493,126

Proposal No. 4 – Ratification of Independent Registered Public Accounting Firm

Our shareholders ratified the appointment of SRCO, C.P.A., Professional Corporation as our independent registered public accounting firm for fiscal 2024.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
104,178,428	338,669	56,244	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bright Green Corporation

/s/ Saleem Elmasri
Saleem Elmasri
Chief Financial Officer

Date November 18, 2024

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